UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 13, 2007

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 - Unregistered Sale of Equity Securities

The following are transactions in which we issued equity securities that were not registered under the Securities Act and which have not been previously reported in any prior report filed under the Securities Exchange Act of 1934.  Until the transaction outlined below dated June 19, 2007, the equity securities sold in the aggregate since our last periodic report constituted less than 1% of the number of shares of our common stock outstanding and therefore we did not previously disclose the earlier transactions.

1.                                       As consideration for entering into a financial advisory agreement on March 4, 2007 we granted Clayton, Dunning Capital Partners, Inc. (“Clayton Dunning”) a warrant to purchase 100,000 shares of our common stock.   The following is the information required by Item 701 of Regulation S-K.

(a)                                  On March 5, 2007 we granted Clayton Dunning a warrant (which was simultaneously transferred to Roadrunner Capital Group) to purchase 100,000 shares of our common stock at $1.65 per share exercisable for two years.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The warrant was issued in consideration for services Clayton Dunning will provide to the Company, and the Company received no cash therefore.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 and Regulation D for the issuance of the common stock.   We did not engage in any public advertising or general solicitation in connection with this transaction.  The investor represented to us that it was an accredited investor and had access to all of our reports filed with the Securities and Exchange Commission, our press releases and other financial, business and corporate information.  Based on our investigation, we believe that the investor obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The warrant is exercisable or exchangeable into shares of common stock.

(f)                                    No cash proceeds were received.

2.                                       On May 22, 2007 we entered into a consulting agreement with CEOcast Inc., and as partial consideration for the investor relation services CEOcast will provide to Isonics we issued CEOcast 18,750 shares of our restricted common stock.   The following is the information required by Item 701 of Regulation S-K.

(a)                                  On May 22, 2007 we issued CEOcast Inc. 18,750 shares of our restricted common stock.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were issued in consideration for CEOcast entering into an agreement with Isonics, and the Company received no cash therefore.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 and Regulation D for the issuance of the common stock.  We did not engage in any public advertising or general solicitation in connection with this transaction.  The investor represented to us that it was an accredited investor had access to all of our reports filed with the Securities and Exchange Commission, our press releases and other financial, business and corporate information.  Based on our investigation, we believe that the investor obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The shares were common stock and, therefore, are not exercisable or exchangeable into shares of common stock.

(f)                                    No cash proceeds were received.

3.                                       On June 19, 2007 we entered into a consulting agreement with Sound Business Solutions, Inc, a corporation controlled by Joanna Lohkamp.  Ms. Lohkamp serves as the Chief Operating Officer of our wholly owned subsidiary Isonics Vancouver Inc.   Pursuant to that agreement we granted Sound Business Solutions options to purchase 200,000 shares of our common stock. The following is the information required by Item 701 of Regulation S-K.

(a)                                  On June 19, 2007 we granted Sound Business Solutions Inc. an option to purchase 200,000 shares of our common stock pursuant to our 2005 Equity Plan (a portion not yet subject to a registration statement).  The options are exercisable at $1.45 and expire on June 18, 2011.  Options to acquire 66,667 shares vested immediately, options to acquire 66,667 shares vest on September 7, 2007, and 66,666 of the options vest on January 31, 2008.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The options were granted in consideration for Sound Business Solutions Inc. entering into the consulting agreement by which it agreed to provide services to the Company. The Company received no cash for the issuance of the options.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for the issuance of the stock options.   We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. We believe that Ms. Lohkamp, the sole owner of Sound Business Solutions, is an accredited investor.  We believe that the investor obtained all information regarding Isonics Corporation it requested, received answers to all questions it (and its advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The stock options are exercisable to purchase shares of common stock as described above.

(f)                                    No proceeds were received.

4.                                       On June 22, 2007 our wholly owned subsidiary Protection Plus Security Corporation (“PPSC”) entered into an employment agreement (the “Employment Agreement”) with Michael Caridi to serve as PPSC’s Senior Vice President.  Pursuant to the Employment Agreement we granted Mr. Caridi an option to purchase 150,000 shares of our common stock pursuant to our 2007 Restructuring Equity Plan, which plan is subject to shareholder approval.  The following is the information required by Item 701 of Regulation S-K.

(a)                                  On June 22, 2007 we granted Michael Caridi an option to purchase 150,000 shares of our common stock.  The options are exercisable at $1.50 and expire on June 21, 2012.  The option is subject to the following vesting schedule:  (i) 50,000 options vested immediately; (ii) 25,000 shares vest six months from the date of the Employment Agreement;  (iii) 25,000 options  vest nine months from the date of the Employment; and (iv)  50,000 shares vest upon achieving certain operating income levels for the fiscal year ending April 30, 2008.  Options shall only vest if Mr. Caridi is an employee of PPSC on each vesting date.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The stock options were granted in consideration for Mr. Caridi entering into the employment agreement with our wholly-owned subsidiary, PPSC.  The Company received no cash for the issuance of the options.

(d)                                 We relied on the exemption from registration provided by Section 4(2) under the Securities Act of 1933 for the issuance of the stock options.   We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. We believe that the investor obtained all information regarding Isonics Corporation it requested, received answers to all questions he (and its advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The stock options are exercisable to purchase shares of common stock as described above.

(f)                                    No proceeds were received.

Item 8.01 – Other Events

1.                                       Sale of Life Sciences Division

On June 13, 2007 we entered into an Asset Purchase Agreement with Advanced Medical Isotopes Corporation (“AMIC”) whereby AMIC acquired all of the assets of the our life sciences division.  We have previously announced that we were seeking to divest the life sciences assets.  We did not consider the life sciences segment to a significant portion of our business operations, assets, or financial condition, and we do not anticipate that any material charges will be incurred under generally accepted accounting principles relating to the discontinuation of the life sciences segment (and therefore we have not reported this action under Item 1.01, Item 2.01 or Item 2.05 of Form 8-K).

Pursuant to the Agreement, AMIC paid $850,000 for the assets.  Isonics realized net proceeds of approximately $700,000 after paying certain debt and expenses related to the life sciences division.

2.                                       Restated Articles of Incorporation

On May 24, 2007, we filed Restated Articles of Incorporation with the California Secretary of State.  The Restated Articles merely restated and do not amend our Articles of Incorporation and, therefore, were not subject to mandatory reporting under Item 3.03 of Form 8-K.  On June 6, 2007, we were notified by the California Secretary of State that Restated Articles had been accepted and are on file with California.

Item 9.01 – Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits

3.1                                 Restated Articles of Incorporation

99                                    Press Release dated June 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of June 2007.

Isonics Corporation

By:	/s/ John Sakys
John Sakys
President